Notice

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

November 28, 2012

Important Notice: Change in investment policy for UBS U.S. Equity Alpha Fund

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications for the UBS U.S. Equity Alpha Fund (the “Fund”) that will go into effect on or about January 28, 2013. UBS Global Asset Management (Americas) Inc. (the “Advisor”) believes these modifications will better align the Fund’s investment strategies with its view of market opportunities, better position it from a competitive standpoint, and result in better risk-adjusted returns for the Fund as a whole.

Highlights
•	The Fund’s name will change from UBS U.S. Equity Alpha Fund to UBS U.S. Defensive Equity Fund.
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The Fund’s 80% policy will change to provide the Fund with a greater opportunity to utilize the Advisor’s options-based strategy to seek to reduce systematic market risk in the Fund’s portfolio in extreme down markets.

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What will change
•	The Fund’s name will change to UBS U.S. Defensive Equity Fund to better reflect its underlying investment strategy.
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The Fund’s 80% policy will change from investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies to investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments of US companies.  Equity-related instruments include securities or other instruments that derive their value from equity securities and may include such instruments as short sales of equity securities, and futures and options on equity securities.  The 80% policy cannot be changed without giving shareholders of the Fund at least 60 days advance notice.

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The Advisor will manage the Fund’s equity risk by utilizing an options-based strategy designed to seek to reduce systematic market risk in the Fund’s portfolio in extreme down markets.  The Advisor will regularly purchase and sell exchange-traded and over-the-counter put and call options on securities and indices in order to hedge the Fund’s portfolio to seek to limit the Fund’s downside equity risk in extreme down markets.  The Advisor believes that the options-based overlay strategy will provide the Fund with reduced downside equity risk in extreme down markets in an efficient and price-sensitive manner, while enabling the Fund to participate in rising equity markets.

UBS Global Asset Management (Americas) Inc. is a subsidiary of UBS AG
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In light of these strategy changes, the Fund’s target return goal against the its benchmark will be replaced by the following goal: The Advisor seeks to achieve equity-like returns or better with less than equity-like risk or volatility over a full market cycle. The Advisor does not represent or guarantee that the Fund will meet this goal.

Questions
If you have questions regarding this notice, please contact your financial advisor at your earliest convenience.

Disclosure
Clients should carefully read a Fund’s summary prospectus or prospectus and carefully consider a Fund’s investment objectives, risks, all charges, expenses and other matters of interest before investing. The summary prospectus or prospectus contains this and other information about a Fund. It is important that clients have all the information they need to make a sound investment decision. To view a copy of the Fund’s current summary prospectus or prospectus, go to www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html.

Past performance is not a guarantee of future results. This is not an invitation to subscribe in any Fund and is by way of information only. Mutual funds are sold by prospectus only. Nothing contained herein constitutes investment, legal, tax or other advice, nor is it to be relied on in making an investment or other decision. Nothing herein should be construed as a solicitation, offer or recommendation to acquire or dispose of an investment or to engage in any other transaction.

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